Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation of our report dated November 4, 2009, with respect to the financial statements, of Integrated Computer Concepts, Incorporated and Subsidiary included in this Form 10-K, into The KEYW Holding Corporation's previously filed Registration Statement on Form S-8, File No.333-170194.

                                                                                                                                                                                                                 /s/ Stegman and Company

Baltimore, Maryland
March 29, 2011